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                                                                    Exhibit 10.9















                                     FORM OF

                                    HFF, INC.

                    2006 OMNIBUS INCENTIVE COMPENSATION PLAN




                          ADOPTED: ___________________

                         EFFECTIVE: ___________________





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                                    HFF, INC.
                    2006 OMNIBUS INCENTIVE COMPENSATION PLAN


                  1. PURPOSE OF THE PLAN. The purpose of the Plan is to assist the Company, Holliday Fenoglio Fowler, L.P. and HFF Securities, L.P., and each of their Subsidiaries and Affiliates in attracting and retaining valued Employees, Directors and Consultants by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such Employees, Directors and Consultants.

                  2. DEFINITIONS. As used herein, the following definitions shall apply:

                           2.1.     "Affiliate" means any entity other than the
Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

                           2.2.     "Award" means a grant of Deferred Stock,
Restricted Stock, Options, SARs, Stock Units, Stock Purchases, Cash-Based Award or Other Stock-Based Award under the Plan.

                           2.3.     "Award Agreement" means the written
agreement, instrument or document evidencing an Award.

                           2.4.     "Board" means the Board of Directors of the
Company.

                           2.5.     "Cash-Based Awards" means an Award payable
in cash only, which is granted to a Participant under Section 13.

                           2.6.     "Cause" means, unless otherwise provided in
an Award Agreement, or an Employment Agreement,

                                    (a)     gross misconduct or gross negligence
         in the performance of Participant's duties to the Company, its Subsidiaries or its Affiliates;

                                    (b)     conviction of a crime;

                                    (c)     significant nonperformance or
         misperformance of the Participant's duties;

                                    (d)     material violation of policies and
         procedures established by the Company, its Subsidiaries or its Affiliates (including, without limitation, material violations of policies concerning disclosure of confidential information, sexual harassment, and travel and entertainment reimbursement); or



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                                    (e)     material violation of the covenants
         of the Participant's Employment Agreement, Award Agreement or any noncompete, nonsolicitation, confidentiality or similar agreements with the Company its Subsidiaries or its Affiliates.

                           2.7.     "Change in Control" means the occurrence of
any of the following events:

                                    (a)     The acquisition by any individual,
         entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (each, individually or collectively, a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of Common Stock (treating, for this purpose, the then-outstanding Exchange Rights as shares of Common Stock on an as-if fully exchanged basis in accordance with the Transaction Agreement) (the "Outstanding Company Common Stock"), assuming the full exchange of all of the then-outstanding Exchange Rights for shares of Common Stock in accordance with the Transaction Agreement or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 2.7(a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company or any Subsidiary or Affiliate, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or Subsidiaries or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of Section 2.7(c); or

                                    (b)     Any time at which individuals who,
         as of the Effective Time, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Time whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                                    (c)     Consummation of a reorganization,
         merger, amalgamation, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of



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         the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (a "Business Combination"); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination (assuming in each case the full exchange of the Exchange Rights for shares of Common Stock in accordance with the Transaction Agreement) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors (assuming in each case the full exchange of the Exchange Rights for shares of Common Stock in accordance with the Transaction Agreement) except to the extent that such ownership existed prior to the Business Combination, and (C) individuals who were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination will constitute at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or

                                    (d)     The approval by the stockholders of
         the Company of a complete liquidation or dissolution of the Company (excluding, for the avoidance of doubt, any discontinuance of the Company).

Notwithstanding the foregoing, in no event shall the IPO or any of the transactions related thereto, individually or in the aggregate, constitute a Change in Control. For the avoidance of doubt, in no event shall the exchange of Exchange Rights for shares of Common Stock (the terms of which exchanges are described in the Form S-1), individually or in the aggregate, constitute a Change in Control.



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                           2.8.     "Code" means the Internal Revenue Code of
1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

                           2.9.     "Common Stock" means the Class A common
stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 15.

                           2.10.    "Company" means HFF, Inc., a Delaware
corporation, or any successor corporation.

                           2.11.    "Committee" means the committee designated
by the Board to administer the Plan under Section 4. If no such committee has been established or the Board determines it is necessary or advisable, then the Board shall perform the duties of the Committee hereunder. If such a committee is established, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director and an Outside Director. Notwithstanding the foregoing, the Board may designate one or more of its members to serve as a Secondary Committee and delegate to the Secondary Committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the Exchange Act or section 162(m) of the Code and the regulations thereunder. The Secondary Committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan.

                           2.12.    "Consultant" means a consultant, advisor or
independent contractor retained by the Company, Subsidiaries, or its Affiliates.

                           2.13.    "Covered Employee" means an Employee who is
a "covered employee" within the meaning of section 162(m) of the Code, and the rules and regulations thereunder.

                           2.14.    "Deferred Stock" means Common Stock to be
delivered at the end of a Deferral Period and awarded by the Committee under
Section 6 of the Plan.

                           2.15.    "Deferral Period" means the period during
which the receipt of a Deferred Stock Award under Section 6 of the Plan will be deferred.

                           2.16.    "Director" means a non-Employee member of
the Board.

                           2.17.    "Effective Time" means the "Effective Time"
as defined in the Transaction Agreement.

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                           2.18.    "Exchange Act" means the Securities Exchange
Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

                           2.19.    "Exchange Right" means the right to exchange
interests in the Holliday Fenoglio Fowler, L.P., a Texas limited partnership and HFF Securities L.P., a Delaware limited partnership and registered broker dealer for shares of Common Stock under that certain Tax Receivable Agreement between the Company and HFF Holdings LLC, a Delaware limited liability company.

                           2.20.    "Employee" means an individual, including
officers and directors, who is employed by the Company, a Subsidiary or an Affiliate.

                           2.21.    "Employment Agreement" means any employment
or consulting agreement by and between the Company and/or its Subsidiaries or Affiliates and a Participant, as such agreement is in effect from time to time.

                           2.22.    "Fair Market Value" means the fair market
value of Common Stock determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock shall mean, on any given date, the closing price of a share of Common Stock on the principal national securities exchange or quotation on which the Common Stock is listed or quoted on such date or, if Common Stock was not traded on such date, on the last preceding business day on which the Common Stock was traded. With respect to any Awards made as of the IPO date, Fair Market Value means the price of a share of Common Stock to the public as set forth in the Registration Statement on Form S-1.

                           2.23.    "Form S-1" means the Form S-1, including all
amendments thereto, filed with the Securities and Exchange Commission to register the sale of Common Stock in the IPO.

                           2.24.    "Incentive Stock Option" means an Option or
a portion thereof intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

                           2.25.    "IPO" means the initial public offering of
shares of Common Stock or the various corporate transactions in connection with the reorganization and recapitalization of the Company, its Subsidiaries and its Affiliates (and their predecessors) described in the Registration Statement on the Form S-1.

                           2.26.    "LSAR" means a limited stock appreciation
right granted pursuant to Section 9.3.


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                           2.27.    "Negative Discretion" means the discretion
authorized by the Plan to be applied by the Committee in determining the size of an Award for a Performance Period if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award. In no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase an Award above the maximum amount payable under
Section 5.2 of the Plan.

                           2.28.    "Non-Employee Director" means a member of
the Board who meets the definition of a "non-employee director" under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act.

                           2.29.    "Non-Qualified Option" means an Option or a
portion thereof not intended to be an Incentive Stock Option and designated as a Non-Qualified Option.

                           2.30.    "Option" means a right to purchase a
specified number of shares of Common Stock at a specified price awarded by the Committee under Section 8 of the Plan.

                           2.31.    "Other Stock-Based Award" means an Award,
which is valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, shares of Common Stock, including without limitation unrestricted stock, which are not otherwise described by the terms of the Plan, which is granted pursuant to Section 11 of the Plan.

                           2.32.    "Outside Director" means a member of the
Board who meets the definition of an "outside director" under section 162(m) of the Code.

                           2.33.    "Participant" means any Employee, Director
or Consultant who receives an Award.

                           2.34.    "Performance-Based Awards"  means certain
Stock Units, Deferred Stock, Restricted Stock, Other Stock-Based Award or Cash-Based Awards, which are based upon the attainment of Performance Goals, which are granted in a manner which is designed to be deductible by the Company under section 162(m) of the Code (or any successor section thereto).

                           2.35.    "Performance Period" means the period
selected by the Committee during which the performance of the Company, any Subsidiary, any Affiliate or any business unit thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.



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                           2.36.    "Performance Goal" means a goal that must be
met by the end of the Performance Period specified by the Committee based upon:
(i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) revenue of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (vii) cash flow of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (viii) return on total assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (ix) return on invested capital of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (x) return on net assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (xi) operating income of the Company, its Subsidiaries or Affiliates (or any business unit thereof),
(xii) net income of the Company, its Subsidiaries or Affiliates (or any business unit thereof) (xiii) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (xiv) book value per share of Common Stock; (xv) expense management of the Company, its Subsidiaries or Affiliates (or any business unit thereof); (xvi) improvements in capital structure of the Company, its Subsidiaries or Affiliates (or any business unit thereof); (xvii) profitability of the Company, its Subsidiaries or Affiliates (or any business unit thereof); (xviii) maintenance or improvement of profit margins of the Company, its Subsidiaries or Affiliates (or any business unit thereof); (xix) any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of the Company, its Subsidiaries or Affiliates (or any business unit thereof). The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals.

                           2.37.    "Permanent Disability" means, unless
otherwise provided in an Award Agreement, as a result of an Injury or Sickness (as such terms are defined below), a Participant is permanently and totally unable to perform the substantial and material duties to the Company and such Participant is not expected to recover for the remainder of his or her life, as determined by the Committee, in its sole and absolute discretion. To be Permanently Disabled, a Participant must be under the regular care of a physician, selected or approved by the Committee, that is appropriate for the condition causing the Injury or Sickness. As used above, the term "Injury" shall mean a bodily injury caused by a sudden, unexpected event. As used above, the term "Sickness" shall mean any sickness, illness or disease that is diagnosed by a physician, selected or approved by the Committee.

                           2.38.    "Plan" means the HFF, Inc. 2006 Omnibus
Incentive Compensation Plan herein set forth, as amended from time to time.

                           2.39.    "Restricted Stock" means Common Stock
awarded by the Committee under Section 7 of the Plan.

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                           2.40.    "Restriction Period" means the period during
which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

                           2.41.    "SAR" means a stock appreciation right
awarded by the Committee under Section 9 of the Plan.

                           2.42.    "Stock Purchase" means the right to purchase
a share of Common Stock at the purchase price designated by the Committee, which is awarded under Section 11.

                           2.43.    "Stock Unit" means an the right to receive
cash equal to the Fair Market Value of a share of Common Stock, which is granted under Section 10.

                           2.44.    "Subsidiary" means any corporation (other
than the Company), partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

                           2.45.    "Ten Percent Shareholder" means a person who
on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

                           2.46.    "Transaction Agreement" means the Sale and
Merger Agreement dated as of the date hereof by and among the Company, HFF Holdings LLC and the other parties thereto, as the same may be amended, restated, supplemented, replaced, substituted or otherwise modified from time to time.

                  3. ELIGIBILITY. All Employees, Directors and Consultants are eligible to participate in the Plan.

                  4.       ADMINISTRATION AND IMPLEMENTATION OF PLAN.

                           4.1.     The Plan shall be administered by the
Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their Employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

                           4.2.     Subject to the provisions of the Plan, the
Committee shall have full and final authority in its discretion (a) to select the Employees who will receive Awards pursuant to the Plan, (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or



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accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (g) to construe and interpret the Plan and to make all other determinations as it may deem necessary or advisable for the administration of the Plan, and (h) to establish any "blackout" period that the Committee in its sole discretion deems necessary or advisable.

                           4.3.     The Committee may impose on any Award or the
exercise thereof, at the date of grant or thereafter, such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the Participant's termination of employment or service with the Company or any Subsidiary or Affiliate; provided, however, that the Committee shall retain full power to accelerate or waive any such term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee.

                           4.4.     The Committee may allocate all or any
portion of its responsibilities and powers under the Plan to any one or more of its members, the Chief Executive Officer of the Company or the Secondary Committee as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

                           4.5.     The Company shall indemnify and hold
harmless the members of the Committee and the Board, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

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                  5.       SHARES OF STOCK SUBJECT TO THE PLAN.

                           5.1.     Subject to adjustment as provided in Section
15, the total number of shares of Common Stock available for Awards under the Plan shall be 3,500,000 shares.

                           5.2.     Subject to adjustment as provided in Section
15, the maximum number of shares of Common Stock available for Awards that may be granted to any individual Employee, which shall not exceed the Individual Limit as set forth below:

                                    (a)     With respect to any Award settled or
         payable in stock, including Options, SARs, Restricted Stock, Deferred Stock and Stock Purchase Awards, the Individual Limit for each calendar year is 1,750,000.

                                    (b)     With respect to any Award settled or
         payable in cash, including SARs, Stock Units, Cash-Based Awards, and Other Stock-Based Awards that are valued with reference to property other than shares of Common Stock, granted to any Participant in any one calendar year, the Individual Limit is $28,000,000.

                           5.3.     If any shares subject to an Award are
forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award. Reinvestment of dividends in additional Awards payable in Common Stock, shall only be permissible if sufficient shares of Common Stock are available for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares of Common Stock are not available for such reinvestment or payment, such reinvestment or payment shall be either payable immediately in cash or made in the form of a grant of Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Stock Units.

                           5.4.     Any shares issued hereunder may consist, in
whole or in part, of authorized and unissued shares or treasury shares. Any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

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                  6.       DEFERRED STOCK.  An Award of Deferred Stock is an
agreement by the Company to deliver to the Participant a specified number of shares of Common Stock at the end of a specified Deferral Period or Periods. Such an Award shall be subject to the following terms and conditions:

                           6.1.     Upon the Award of Deferred Stock, the
Committee shall direct that the number of shares subject to such Award be credited to the Participant's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in the Award Agreement. Prior to issuance and delivery of the Deferred Stock, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant's account.

                           6.2.     Amounts equal to any dividends declared
during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Award Agreement.

                           6.3.     The Deferral Period may consist of one or
more installments. Provided that the Deferred Stock has not been previously forfeited, at the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment, shall be issued and delivered to the Participant (or, where appropriate, the Participant's legal representative) in accordance with the terms of the Award Agreement.

                  7. RESTRICTED STOCK. An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

                           7.1.     The Committee shall determine all of the
material terms of the Award of Restricted Stock, including, but not limited to, the Restriction Period, the Performance Goals applicable, if any, and the amount, if any, the Participant must pay to receive the Restricted Stock.

                           7.2.     Upon the Award of Restricted Stock, the
Committee may direct that a certificate or certificates representing the number of shares of Common Stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s) representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow



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during the Restriction Period. In all cases, the Participant shall sign a stock power endorsed in blank to the Company to be held in escrow during the Restriction Period.

                           7.3.     During the Restriction Period, unless
otherwise determined by the Committee, the Participant shall have the right to receive dividends from and to vote the shares of Restricted Stock.

                           7.4.     Provided that the Restricted Stock has not
been previously forfeited, at the end of the Restriction Period the restrictions imposed under the Award Agreement shall lapse with respect to the number of shares specified thereunder, and the legend imposed hereunder shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant's legal representative).

                           7.5.     In the sole discretion of the Committee, an
Award Agreement regarding Restricted Stock may provide for a tax reimbursement cash payment to be made by the Company to any Participant in connection with the tax consequences resulting from an Award of Restricted Stock, the lapse of restrictions on any Restricted Stock or the payment by a Participant of any taxes related thereto, subject to such conditions as the Committee may specify.

                  8. OPTIONS. Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed exercise price ("Exercise Price"). Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

                           8.1.     The price per share at which Common Stock
may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant, unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or any Subsidiary or Affiliate or with which the Company or any Subsidiary or Affiliate combines.

                           8.2.     The term of an Option shall in no event be
greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). The Committee shall have the authority to limit the term of an Option in an Award Agreement or otherwise upon a Participant's termination of employment or service for any reason (including a termination with or without Cause, death, Permanent Disability, or retirement).

                           8.3.     Each provision of the Plan and each Award
Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of an Award Agreement that cannot be so construed shall be disregarded. In no event may a Participant be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by section 422(b) of the Code. Incentive Stock Options may not be granted to Employees of Affiliates, Directors or Consultants.

                           8.4.     The Exercise Price of the shares of Common
Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (a) in cash, (b) with the proceeds received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, (c) with the consent of the Committee, in whole or in part in Common Stock held by the Participant and valued at Fair Market Value on the date of exercise, or (d) with the consent of the Committee, by requesting the Company withhold a number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the product of (i) the Exercise Price multiplied by (ii) the number of shares of common stock in respect of which the Option is being exercised. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock held by the Participant and valued at Fair Market Value on the date the Option is exercised. In such case, the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor. An Option may be exercised only for a whole number of shares of Common Stock.

                           8.5.     If a Participant is permitted to pay the
exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Common Stock, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares of Common Stock from the shares of Common Stock acquired by the exercise of the Option.

                  9. STOCK APPRECIATION RIGHTS. SARs give the Participant the right to receive, upon exercise of the SAR, the excess of (a) the Fair Market Value of one share of Common Stock on the date of exercise over (b) the base price of the SAR ("Base Price") as determined by the Committee, but which may never be less than the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:

                           9.1.     The term of a SAR shall in no event be
greater than ten years. The Committee shall have the authority to limit the term of an SAR in an Award Agreement or otherwise upon a Participant's termination or employment or service for any reason (including an involuntary termination with or without Cause, voluntary resignation, death, Permanent Disability, or retirement).

                           9.2.     The Committee shall determine the time or
times at which a SAR may be exercised in whole or in part, the method of exercise, the method of settlement, form of consideration payable in settlement (whether in shares of Common Stock or cash), method by which Common Stock, if applicable, shall be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

                           9.3.       The Committee may grant LSARs that are
exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "SAR" is used in the Plan, such term shall include LSARs.


                  10.      STOCK UNITS.

                           10.1.    Stock Units are Awards denominated in Shares
that will be settled, subject to the terms and conditions of the Stock Units, either by delivery of Shares to the Participant or by the payment of cash based upon the Fair Market Value of a specified number of Shares.

                           10.2.    Stock Units shall be subject to the
following terms and conditions:

                                    (a)     The Committee may condition the
         vesting of Stock Units upon the attainment of Performance Goal or upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Stock Unit Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions. An Award of Stock Units shall be settled as and when the Stock Units vest or at a later time specified by the Committee or in accordance with an election of the Participant, if the Committee so permits.

                                    (b)     Subject to the provisions of the
         Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Stock Unit Award for which such Participant's continued service is required (the "Stock Unit Restriction Period"), and until the later of (A) the expiration of the Stock Unit Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Stock Units.

                                    (c)     The Award Agreement for Stock Units
         shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock.

                  11. STOCK PURCHASE AWARDS. The Committee, in its sole discretion, may make Stock Purchase Awards, which shall entitle a Participant to purchase a set number of shares of Common Stock at price equal to the purchase price established by the Committee. Such Stock Purchase Awards shall not be restricted or subject to the attainment of any Performance Goals. A recipient of a Stock Purchase Award shall become a shareholder with respect to such Stock Purchase immediately upon the payment of the applicable purchase price, which may, at the discretion of the Committee and to the extent permitted by applicable law, be accomplished by a note or loan (in which case, the Common Stock so purchased may be pledged back to the Company or otherwise secured by the Company). Unless otherwise provided by the Committee, stock certificates shall be issued when the purchase price is paid, and such shareholders shall be permitted to exercise the voting rights with respect to such shares of Common Stock and shall receive dividends, if any, payable if they own such Common Stock on the applicable dividend record date.

                  12. OTHER STOCK-BASED AWARDS. The Committee, in its sole discretion, may grant or sell Other Stock-Based Awards. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares of Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of Performance Goals. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of shares of Common Stock to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares of Common Stock so awarded and issued shall be fully paid and non-assessable).

                  13. CASH-BASED AWARDS. The Committee is hereby authorized to grant Awards to Participants denominated in cash in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards shall be referred to as "Cash-Based Awards." Each such Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Cash-Based Awards may be Performance-Based Awards.

                  14.      PERFORMANCE-BASED AWARDS.

                           14.1.    For purposes of Performance-Based Awards
granted to Covered Employees, the provisions of this Section 14 shall apply in addition to and, where necessary, in lieu of the provisions of the other provisions of this Plan. The purpose of this
Section 14 is to provide the Committee the ability to qualify Performance-Based Awards as "performance-based compensation" under section 162(m) of the Code.

                           14.2.    Only Covered Employees shall be subject to
the restrictions contained herein. The Committee will, in its sole discretion, designate within the earlier of the (a) first 90 days of a Performance Period and (b) the lapse of 25% of the period of service to which the Performance Goals relate, which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Section 14. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

                           14.3.    With regards to a particular Performance
Period, the Committee shall have full discretion to select the length of such Performance Period, the types of Awards to be issued, the kinds and/or levels of the Performance Goals, whether the Performance Goals are to apply to the Company or any one or more subunits thereof. Within the earlier of (a) the first 90 days of a Performance Period and (b) the lapse of 25% of the period of service, and in any event while the outcome is substantially uncertain, the Committee shall, with regards to the Performance-Based Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section and record the same in writing.

                           14.4.    Unless otherwise provided in the relevant
Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance-Based Award for such Performance Period.

                           14.5.    A Participant shall be eligible to receive a
Performance-Based Award for a Performance Period only to the extent that the Performance Goals for such period are achieved.

                           14.6.    Following the completion of a Performance
Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the period. The Committee shall then determine the actual size of each Participant's Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate, to reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

                           14.7.    The Awards granted for a Performance Period
shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 14.3.

                  15.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                           15.1.    In the event that the Committee shall
determine that any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would cause the Plan to violate section 422 of the Code with respect to Incentive Stock Options or that would adversely affect the status of any Performance-Based Award.

                           15.2.    In addition, the Committee is authorized to
make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 15.1) affecting the Company, any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Awards to the extent that such adjustment would adversely affect the status of the Award as a Performance-Based Award.

                  16. DEFERRAL OF AWARDS. At the discretion of the Committee, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

                  17. SECTION 409A. To the extent determined necessary or advisable by the Committee in its sole discretion, Awards hereunder shall be interpreted to the extent possible to comply with the provisions of section 409A of the Code (or avoid application of such Code section), to the extent applicable. Participants shall be deemed to consent to any changes to Awards that the Board determines are necessary or advisable to comply with the provisions of section 409A of the Code. Adjustments made pursuant to Section 15 shall, to the extent determined necessary or advisable in the sole discretion of the Committee, be made in compliance with the requirements of section 409A of the Code or, if applicable, to avoid application of section 409A of the Code.


                  18.      CHANGE IN CONTROL.

                           18.1.    Subject to Section 18.4, the Committee's
powers shall also include responsibility to determine the effect, if any, of a Change in Control of the Company upon outstanding Awards, either in the Award Agreement or otherwise.

                           18.2.  Upon a Change in Control, except to the extent
the Committee specifically establishes otherwise in an Award Agreement at the time of the grant only, but subject to Section 18.4, immediately upon the occurrence of a Change in Control: (a) any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested shall become fully exercisable and vested; (b) the restrictions applicable to any Restricted Stock or Deferred Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable; (c) all Stock Units, Other Stock-Based Awards and Cash-Based Awards shall vest in full and be immediately settled; and (d) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

                           18.3.    Upon a Change in Control, in addition to the
provisions under Section 18.2, with respect to Options and Stock Appreciation Rights, such Awards shall, either, to the extent determined in the sole discretion of the Committee be, (x) fully vested and cancelled in exchange for a cash payment of an amount (which may be zero) equal to the difference between the consideration paid for the Common Stock less the Exercise Price or Base Price of the Award, as applicable, or (y) substituted with an option or stock appreciation right which substantially preserves the value, rights and obligations of the Option or SAR on substantially the same terms and conditions of the Award granted hereunder.

                           18.4.    Notwithstanding anything herein to the
contrary or in any Award Agreement, if upon or within six (6) months following a Change in Control, a Participant is terminated without Cause because such Participant's job has been eliminated and such Participant is not offered a substantially similar job with a base salary and bonus opportunity that are at least equal to the levels of such base salary and bonus opportunity as of the date of the Change in Control (a "Qualifying Termination"), all of such Participant's Awards that are unvested as of the date of such Qualifying Termination shall immediately become vested, and such Participant will have at least ninety (90) days to exercise such vested Awards

                  19.      TERMINATION AND AMENDMENT.

                           19.1.    The Board may amend, alter, suspend,
discontinue, or terminate the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders if (a) such action would increase the number of shares subject to the Plan, (b) such action results in the "repricing" of any Option or SAR, or (c) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto.

                           19.2.    The Committee may waive any conditions or
rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award; provided, further, however, that each Participant shall be deemed to have consented to any amendments to an Award to the extent necessary for that Award to satisfy Section 16.

                           19.3.    The Committee may, without the consent of
any Participant, substitute any Award granted under the Plan which by its terms is intended to be settled in Shares for any other type of Award intended to be settled in Shares, including without limitation, the substitution of Stock Appreciation Rights intended to be settled in Shares for Stock Options; provided, however, that the terms of the substituted Award and the economic benefit of the substituted Award are at least equivalent to the terms and economic benefit of the Award being replaced.

                           19.4.    The foregoing notwithstanding, any
Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of an Award as Performance-Based Compensation.

                  20. NO RIGHT TO EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, any Subsidiary or Affiliate. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed a termination of employment or service, and, to the extent provided by the Committee, change in status between an Employee, Consultant and/or Director shall also not be deemed a termination of employment or service.

                  21.      TAXES.

                           21.1.    The Company, any Subsidiary or Affiliate is
authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, the Subsidiary or Affiliate and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                           21.2.    No person connected with the Plan in any
capacity, including, but not limited to, the Company and its directors, officers, agents and employees, and the Committee, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, excise, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

                  22. LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

                  23. PLAN IS UNFUNDED. It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

                  24. NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

                  25. FOREIGN NATIONALS. Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

                  26.      SECURITIES LAW REQUIREMENTS.

                           26.1.    No Award granted hereunder shall be
exercisable if the Company shall at any time determine that (a) the listing upon any securities exchange, registration or qualification under any state or federal law of any Common Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (a) or clause (b) above, the exercisability of such Awards shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when exercisability has been suspended.

                           26.2.    The Committee may require, as a condition to
the right to exercise any Award that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

                  27. DATA PROTECTION. By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan

                  28. TERMINATION; RESCISSION. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the 10-year anniversary of the effective date, and no Awards under the Plan shall thereafter be granted. Notwithstanding any other provision of the Plan, if the IPO does not occur, all Awards granted under the Plan shall immediately be rescinded in all respects and the Plan and all of the Award Agreements shall terminate, without the consent of any relevant Participant or holder or beneficiary of an Award.

                  29. FRACTIONAL SHARES. The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

                  30. GOVERNING LAW. To the extent that Federal laws do not otherwise control, the validity and construction of the Plan and any Award Agreement entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the choice of law principles thereof.

                  31. EFFECTIVE DATE; SHAREHOLDER APPROVAL. The Plan shall be effective on the date it is adopted by the Board and approved by the shareholders. Subsequent to the IPO of the Company, the Plan shall be re-submitted to the Company's shareholders to the extent required by section 162(m) of the Code.